BRIDGE BUILDER TRUST

Bridge Builder Small/Mid Cap Value Fund

Supplement dated April 17, 2020

to the Prospectus dated October 28, 2019, as supplemented, and to the Summary Prospectus dated October 28, 2019, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and Summary Prospectus and should be read

in conjunction with the Prospectus and Summary Prospectus.

Effective April 17, 2020 (the “Effective Date”), Jeannette Hubbard will no longer serve as a portfolio manager of the portion of the assets of the Bridge Builder Small/Mid Cap Value Fund managed by Diamond Hill Capital Management, Inc. ("Diamond Hill's Allocated Portion of the Fund"). Christopher Welch, CFA, and Christopher Bingaman, CFA, will each continue to serve as portfolio manager of Diamond Hill's Allocated Portion of the Fund.

Accordingly, as of the Effective Date, all references and information related to Jeannette Hubbard in the following sections of the Prospectus and Summary Prospectus are hereby deleted: the table entitled "Diamond Hill" in the sub-section of the Prospectus entitled "Sub-advisers and Portfolio Managers" under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Value Fund;" the disclosure in the sub-section of the Prospectus entitled “Sub-advisers and Portfolio Managers – Small/Mid Cap Value Fund – Diamond Hill” under the section entitled “Management of the Funds;" and the table entitled “Diamond Hill” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers."

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE